UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 19, 2020

comScore, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438–2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Comscore Fulfills Cleansing Requirement from November 2019 Starboard Agreement
As previously disclosed, comScore, Inc. (the "Company"), with the assistance of its financial advisors, has been conducting an exhaustive review of strategic alternatives. The Company has pursued, and is continuing to pursue, all strategic options, and the Company's Board of Directors (the "Board") is open to any financial or operational strategies that would maximize shareholder value, including the sale of the Company.
Pursuant to the Amendment Agreement (the "Amendment"), dated November 6, 2019, between the Company and the affiliates of Starboard Value LP (collectively, "Starboard") holding the Company's senior secured convertible notes (the "Notes"), the Company is required to disclose any material, nonpublic information of the Company that Starboard or any of its affiliates received in connection with their participation in the due diligence review of the Company to date. The purpose of this disclosure is to allow Starboard, if it so desires, to engage in transactions in the Company's securities.
Process Conducted
Beginning in the fourth quarter of 2019, the Company, with the assistance of its financial advisors, Goldman Sachs & Co. and Evercore, conducted a fulsome process and engaged with a significant number of potentially interested strategic and financial parties. The Company provided due diligence information to parties who executed a confidentiality agreement, and in late January 2020 or thereafter, the Company received multiple indications of interest. With the outbreak of the COVID-19 pandemic, customary process milestones such as subsequent bidding requirements became delayed as the Company and prospective transaction partners required focus and attention on their own businesses, employees and customers.
In the second quarter of 2020, the Company received several updated proposals from potentially interested parties, including a proposal with participation from Starboard, all of which were subject to additional due diligence and other requirements. While all of such proposals contemplated repayment of the Notes pursuant to the terms of the Amendment, which provided for a change of control "make whole" of 120% of the outstanding principal amount of the Notes to be paid to Starboard, in addition to accrued and unpaid interest on the Notes, all of such proposals valued the Company's common stock below the then-current trading price. One such proposal was submitted with participation from Starboard, who indicated an interest in providing acquisition financing in the amount of 50% of Starboard's currently outstanding indebtedness.
The Board reviewed these proposals with advice from its financial and legal advisors and believed that the proposals undervalued the Company and were not in the best interests of its shareholders as presented, particularly in light of the make-whole premium and adverse market conditions at the time. However, the Board authorized the Company to continue engaging with the parties to finalize their due diligence and provide definitive proposals. No party was willing to continue to engage with the Company without assurance that the Company would enter into a transaction at or near the value indicated in their updated proposals referred to above. Consequently, the Company is continuing to explore other alternatives that have subsequently emerged, with a view toward the maturity of the Notes in January 2022.
Next Steps
The Company is in active discussions with potential counterparties and expects to conclude these discussions, and announce either its entry into a definitive agreement with respect to a proposed transaction or its decision to continue executing on its strategic plan as an independent company, by its third quarter earnings release. Throughout this process, the Board and senior management of the Company have been open to engaging with any counterparty as to its potential proposal, whether or not such counterparty intends to retain current directors and executive officers following a transaction. There can be no assurances regarding the timing of any action or transaction or that the strategic review process will result in any particular outcome, and certain transaction alternatives would require the cooperation and approval of Starboard. The Company does not intend to provide additional updates with respect to the foregoing matters unless or until it determines that further disclosure is necessary.
Diligence Materials
During the course of the process described above, the Company disclosed to Starboard certain confidential due diligence information about the Company (the "Diligence Materials"). The Diligence Materials were prepared in late 2019, prior to the outbreak of the COVID-19 pandemic and the Company's withdrawal of its 2020 earnings guidance, and the Company's views on the information included in the Diligence Materials have changed. Accordingly, the Diligence Materials, in the view of the Company, no longer constitute material, non-public information of the Company. The Company does not intend to provide additional updates with respect to the foregoing matters unless or until it determines that further disclosure is necessary.
Cautionary Note Regarding Forward-Looking Statements
This Item 8.01 contains forward-looking statements within the meaning of federal and state securities laws, including, without limitation, the Company's expectations, plans and opinions regarding the timing and completion of its strategic review, alternatives and strategies to maximize shareholder value, announcement of a definitive transaction agreement or a decision to continue executing as an independent company, retention of directors and executive officers, and potential need for cooperation and approval of Starboard. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including, but not limited to, delays in completing the strategic review, participation and cooperation of external parties, external market conditions, the impact of the COVID-19 pandemic on the Company's business, and the Company's ability to achieve its expected strategic, financial and operational plans. For additional discussion of risk factors, please refer to the Company's respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings that the Company makes from time to time with the U.S. Securities and Exchange Commission (the "SEC"), which are available on the SEC's website (www.sec.gov).
Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements are made. The Company does not intend or undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this report, or to reflect the occurrence of unanticipated events.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Gregory A. Fink
Gregory A. Fink
Chief Financial Officer and Treasurer
Date: August 19, 2020
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